UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Vincent P. Corti
The Investment Company of America
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

ICA The Investment Company of America®

[photo of rolled hay bales in a field]

Special feature

How do dividends help investors in a volatile market?

See page 8

Annual report for the year ended December 31, 2011

ICA seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The Investment Company of America is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 3.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2012, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.89%.

Investing outside the United States may be subject to risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

[Begin Sidebar]
2011 results at a glance

Year ended December 31, 2011 (with dividends reinvested)
		Standard &
	ICA	Poor’s 500
	(Class A shares)	Composite Index*
Income return	2.08%	2.12%
Capital return	–3.84	–0.03
Total return	–1.76%	2.09%

*The S&P 500 is unmanaged and, therefore, has no expenses.

Dividends paid in 2011
	Per share	Payment date
Income dividends	$0.13	March 4
	0.13	June 10
	0.13	Sept. 16
	0.19	Dec. 22
	$0.58

Expense ratios and portfolio turnover rates1

Year ended December 31, 2011
		Portfolio
	Expense ratio	turnover rate
ICA	0.61%	28%
Industry average2	1.17%	48%

1 The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2012 (unaudited). The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.

2 Lipper Growth & Income Funds Average (with an initial sales charge and excluding funds of funds).
[End Sidebar]

Fellow investors:

During The Investment Company of America’s fiscal year, markets in the U.S. and around the world experienced great volatility. Markets were troubled by the U.S. economy’s continued soft growth, still-high unemployment rates, European sovereign debt crises, government deficits and slowing Chinese growth. These macroeconomic factors kept stock markets highly turbulent, at times buoyed by confidence and at times falling sharply.

For the 12 months ended December 31, 2011, The Investment Company of America posted a decline of 1.8%, including reinvested dividends totaling 58 cents a share. The fund’s return trailed the 2.1% gain of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. Its peer group, as measured by the Lipper Growth & Income Funds Index, also fell 1.8%. Over the longer term, however, your fund has outpaced these benchmark indexes on a 10-year and lifetime basis.

A volatile year

The year started strong as investors showed confidence in a U.S. economic expansion. Stocks rose initially, but turbulence soon returned in force for several months, including a sharp drop in the summer, before markets rose again at year-end. Investor concern about Europe’s debt crisis and a slow U.S. economic recovery contributed to the large swings in market sentiment. Political rancor surrounding the debt ceiling debate during the summer led rating agency Standard & Poor’s to downgrade its rating on the nation’s credit, prompting selloffs in equities during that period.

The Federal Reserve held interest rates at historic levels of near zero during the year to help bolster the economy. Unemployment remained stubbornly high, and consumer confidence measures were improving but indicated shoppers still were wary. Toward year-end, the Fed tried to lower long-term interest rates through what was called “operation twist,’’ when it purchased $400 billion in long-term Treasury securities with proceeds from its sales of short-term government debt.

The often-overlooked good news was that U.S. economic growth was positive, although sluggish. We point out that returns from equity markets often vary substantially from economic growth rates, and headline news does not always reflect prospects for corporations. In fact, many businesses continued to report solid profits, added cash to their already strong balance sheets, and a number of them paid higher dividends or distributed dividends to shareholders for the first time.

[photo of rolled hay bales in a field]

[Begin Sidebar]
In this report

Special feature

8	How do dividends help investors in a volatile market?

Contents

1	Letter to investors

4	The value of a long-term perspective

14	Summary investment
portfolio

18	Financial statements

34	Board of trustees and
other officers

On the cover
Our cover shows a freshly mown Tennessee hay field in the Great Smoky Mountains National Park.
[End Sidebar]

Portfolio review

ICA’s portfolio lagged the S&P 500 for 2011. Although we feel strongly that one year is not a long enough period to fully evaluate results, we also believe it is important to discuss the year with our investors. One issue was ICA’s holdings in the financial sector, which were reduced from the previous year but nonetheless hurt the fund. JPMorgan Chase, the fund’s 10th-largest holding, fell 21.6%. Other U.S. banks also detracted from the fund’s results, including Citigroup (–44.4%) and Wells Fargo (–11.1%).

Companies in the information technology sector made up the largest portion of the fund, and some helped and some hurt, further evidence of the year’s dramatic market ups and downs. The fund’s sixth-largest holding, Apple, gained 25.6%, while the third-largest holding, Microsoft, fell 7.0%. Among others, Hewlett-Packard fell 38.8% and Nokia dropped 52.9%; however, Intel rose 15.3% and IBM was up 25.3%. ICA also had a significant industry concentration in energy, which largely helped. Royal Dutch Shell, the second-largest holding, was up 11.3%; ConocoPhillips, the seventh-largest holding, rose 7.0%; Chevron was up 16.6%; BP was lower by 2.1%.

Consumer staples companies, often considered defensive in tough economic times, buoyed the fund. These included largest holding Philip Morris International (+34.1%), Altria (+20.4%) and Kraft Foods (+18.6%). Several large consumer discretionary companies helped, such as eighth-largest holding, Home Depot (+19.9%), and Comcast (+8.5%). Industrial and materials companies in general hurt the fund, including fifth-largest holding, Dow Chemical (–15.8%), CSX (–2.2%), General Electric (–2.1%) and United Technologies (–7.2%).

Most of the fund, 80.4% of net assets, was invested in U.S. stocks as of the end of the period, down from 82.0% six months ago. Non-U.S. stocks comprised 11.8% of the fund’s net assets. As a group, non-U.S. stocks have been helpful to the fund’s results for much of the past decade, but they were a drag on returns in 2011. ICA had a total of 92.2% of its investments in stocks (including convertibles), with 1.1% in fixed income and 6.7% in cash and short-term securities.

A look ahead

We remain in an uncertain period, and market volatility and economic challenges are likely to continue for some time. However, as always, we remain focused on individual companies and their long-term business prospects. Despite the market’s gyrations, we think the companies in which ICA invests have solid underlying fundamentals, with strong balance sheets and attractive valuations.

While one is never sure about what can happen in the short term, our outlook is optimistic about prospects for equities over the long term, particularly compared to fixed income and cash. Our objective is to find what we believe are strong companies that have growth potential and that can reward investors with income in the form of dividend payments.

We thank all our investors for your trust in The Investment Company of America and look forward to reporting our thoughts and actions in the years ahead.

Sincerely,

/s/ James B. Lovelace

James B. Lovelace
Vice Chairman

/s/ Donald D. O’Neal

Donald D. O’Neal
President

February 9, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of The Investment Company of America, chairman emeritus of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

Other share class results
unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2011:

			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–7.34%	–1.97%	2.83%
Not reflecting CDSC	–2.53	–1.62	2.83

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–3.54	–1.67	2.62
Not reflecting CDSC	–2.58	–1.67	2.62

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–1.84	–0.91	3.41

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–1.54	—	1.16

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–7.50	–2.11	3.05
Not reflecting maximum sales charge	–1.84	–0.94	3.67

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–7.44	–2.08	2.97
Not reflecting CDSC	–2.63	–1.73	2.97

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–3.58	–1.72	2.98
Not reflecting CDSC	–2.62	–1.72	2.98

Class 529-E shares3,4 — first sold 3/1/02	–2.15	–1.23	3.13

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–1.62	–0.74	5.53

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective (1934 to 2011)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus, the net amount invested was $9,425.† Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 78 years, from January 1, 1934, through December 31, 2011, showing the high, low and closing values for each year.

The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $63,692,508, compared with $24,974,688 in Standard & Poor’s 500 Composite Index.

You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 2001. At that time, the value of the investment illustrated here was $45.3 million. Since then, it has increased to $63.7 million. Thus, in the same period, the value of your 2001 investment — regardless of size — has also increased.

*As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

†The maximum initial sales charge was 8.5% prior to July 1, 1988.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2011)*

	1 year	5 years	10 years
Class A shares	–7.41%	–2.03%	2.87%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated March 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

Average annual returns for 78 years (1/1/34–12/31/11)*

Income return	3.1%
Capital return	8.8%
Total return	11.9%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

[begin mountain chart]
Date	ICA with dividends reinvested1	ICA with dividends taken in cash2

1/1/1934	9,426	9,426
3/31/1934	12,022	12,022
9/30/1934	9,735	9,735
12/31/1934	11,822	11,822
3/31/1935	11,109	11,109
12/31/1935	21,643	21,643
4/30/1936	21,738	21,738
12/31/1936	31,560	31,042
3/31/1937	34,870	34,173
12/31/1937	19,424	18,339
3/31/1938	16,450	15,458
12/31/1938	24,776	23,174
5/17/1939	19,196	17,954
10/26/1939	26,380	24,439
12/31/1939	24,986	22,860
4/9/1940	26,104	23,788
5/22/1940	18,337	16,710
12/31/1940	24,384	21,460
4/22/1941	20,228	17,599
7/28/1941	25,516	21,886
12/31/1941	22,590	18,816
4/28/1942	20,675	17,070
11/7/1942	26,389	21,198
12/31/1942	26,376	20,893
7/14/1943	35,104	27,393
12/31/1943	35,019	26,861
1/3/1944	34,911	26,778
12/11/1944	42,785	32,140
12/31/1944	43,193	32,130
12/21/1945	62,861	45,706
12/31/1945	59,091	42,949
5/28/1946	69,344	50,213
10/9/1946	51,668	37,011
12/31/1946	57,692	40,687
2/8/1947	59,739	42,131
5/19/1947	47,608	33,318
12/31/1947	58,217	39,332
3/16/1948	51,685	34,577
6/14/1948	64,466	43,169
12/31/1948	58,430	37,714
5/16/1949	61,325	39,171
12/31/1949	63,941	39,436
7/13/1950	61,544	37,284
11/24/1950	75,452	45,291
12/31/1950	76,618	45,185
1/3/1951	77,522	45,718
9/13/1951	90,575	52,493
12/31/1951	90,274	51,159
5/1/1952	87,738	49,312
11/26/1952	98,358	54,208
12/31/1952	101,293	55,306
1/5/1953	101,540	55,440
9/14/1953	90,546	47,981
12/31/1953	101,747	53,362
1/11/1954	102,187	53,593
11/26/1954	150,963	77,300
12/31/1954	158,859	80,780
1/6/1955	153,710	78,162
12/5/1955	197,380	98,416
12/31/1955	199,216	98,531
1/23/1956	188,642	93,301
8/2/1956	228,301	111,574
12/31/1956	220,648	106,303
7/10/1957	234,719	111,636
12/23/1957	191,223	89,401
12/31/1957	194,433	90,912
1/2/1958	196,485	91,871
12/31/1958	281,479	128,040
2/9/1959	276,271	125,672
8/3/1959	317,753	142,951
12/31/1959	321,419	142,883
1/5/1960	322,622	143,418
3/8/1960	294,359	130,051
12/31/1960	335,999	145,598
1/3/1961	333,381	144,463
11/29/1961	416,623	177,692
12/31/1961	413,553	175,370
1/3/1962	412,847	175,071
6/25/1962	302,234	126,569
12/31/1962	358,801	148,179
3/1/1963	362,959	148,959
11/13/1963	435,346	176,692
12/31/1963	440,900	177,834
1/2/1964	443,327	178,813
11/18/1964	524,007	208,216
12/31/1964	512,592	202,347
6/28/1965	515,302	201,387
11/30/1965	636,844	247,766
12/31/1965	650,691	251,554
2/11/1966	695,632	268,929
10/7/1966	554,914	211,085
12/31/1966	657,094	248,035
1/4/1967	653,924	246,838
9/25/1967	848,270	315,022
12/31/1967	846,942	312,474
3/5/1968	767,364	281,436
11/29/1968	1,016,106	368,877
12/31/1968	990,641	356,574
2/6/1969	997,966	359,210
12/17/1969	861,534	301,409
12/31/1969	884,825	309,612
1/5/1970	900,901	315,237
5/26/1970	671,567	232,836
12/31/1970	908,020	307,422
1/4/1971	899,324	304,478
4/28/1971	1,041,783	349,622
12/31/1971	1,062,653	349,729
1/3/1972	1,061,134	349,229
12/11/1972	1,236,416	399,226
12/31/1972	1,231,089	394,703
1/5/1973	1,240,738	397,797
12/13/1973	969,368	300,861
12/31/1973	1,024,069	317,912
3/13/1974	1,078,732	331,700
10/3/1974	753,595	227,497
12/31/1974	840,311	245,527
1/2/1975	860,275	251,360
7/15/1975	1,192,557	342,306
12/31/1975	1,137,662	317,656
1/2/1976	1,146,259	320,057
12/15/1976	1,445,050	393,403
12/31/1976	1,474,372	398,100
1/3/1977	1,468,350	396,474
10/25/1977	1,332,040	350,404
12/31/1977	1,436,404	374,309
3/1/1978	1,346,165	347,473
9/11/1978	1,868,543	475,286
12/31/1978	1,647,486	414,423
2/27/1979	1,616,223	406,559
9/21/1979	1,993,884	489,102
12/31/1979	1,963,313	475,671
4/21/1980	1,749,599	419,477
11/18/1980	2,440,065	573,991
12/31/1980	2,380,191	552,244
9/25/1981	2,250,820	505,060
12/31/1981	2,401,095	530,866
8/12/1982	2,283,451	486,986
12/7/1982	3,273,730	683,755
12/31/1982	3,212,002	670,593
1/24/1983	3,149,704	657,586
10/10/1983	3,954,414	800,660
12/31/1983	3,859,718	774,521
1/5/1984	3,938,558	790,342
7/24/1984	3,487,720	684,698
12/31/1984	4,117,193	791,975
1/8/1985	4,042,335	777,575
12/31/1985	5,491,899	1,017,909
1/10/1986	5,378,077	996,812
8/26/1986	6,822,055	1,244,530
12/31/1986	6,685,668	1,200,523
8/25/1987	8,964,992	1,587,087
12/4/1987	6,490,173	1,124,110
12/31/1987	7,049,189	1,220,933
1/20/1988	6,898,255	1,194,791
10/20/1988	8,057,725	1,361,557
12/31/1988	7,989,297	1,327,380
1/3/1989	7,952,253	1,321,225
10/9/1989	10,570,716	1,717,619
12/31/1989	10,338,606	1,652,758
7/16/1990	11,034,382	1,738,645
9/24/1990	9,349,249	1,461,722
12/31/1990	10,409,044	1,598,827
1/9/1991	9,964,580	1,530,558
12/31/1991	13,171,913	1,969,884
4/8/1992	12,725,819	1,890,999
12/8/1992	14,053,663	2,062,293
12/31/1992	14,092,259	2,052,171
10/15/1993	15,613,223	2,233,724
12/31/1993	15,729,390	2,234,162
2/2/1994	16,250,342	2,308,157
12/31/1994	15,753,859	2,180,619
12/13/1995	20,601,536	2,800,127
12/31/1995	20,578,729	2,779,669
1/10/1996	20,131,158	2,719,214
11/29/1996	24,948,962	3,317,338
12/31/1996	24,560,579	3,247,865
1/2/1997	24,449,079	3,233,121
10/7/1997	32,201,069	4,203,593
12/31/1997	31,881,159	4,142,665
1/9/1998	30,538,200	3,968,160
11/27/1998	38,263,637	4,911,956
12/31/1998	39,193,520	5,008,240
7/16/1999	44,986,534	5,706,524
12/14/1999	43,402,315	5,461,630
12/31/1999	45,682,203	5,748,525
6/2/2000	48,297,061	6,033,245
12/20/2000	45,816,353	5,674,950
12/31/2000	47,435,198	5,875,465
2/1/2001	48,641,695	6,024,905
9/21/2001	39,682,272	4,850,856
12/31/2001	45,258,581	5,507,475
3/19/2002	46,842,670	5,674,249
10/9/2002	34,116,968	4,090,963
12/31/2002	38,709,050	4,616,859
3/11/2003	35,518,986	4,211,803
12/31/2003	48,891,609	5,713,492
8/12/2004	47,651,727	5,519,344
12/1/2004	53,072,477	6,119,617
12/31/2004	53,674,543	6,162,997
4/20/2005	51,443,944	5,882,406
12/14/2005	57,922,995	6,565,847
12/31/2005	57,361,396	6,446,513
6/13/2006	58,037,711	6,462,958
12/15/2006	66,714,106	7,396,222
12/31/2006	66,504,440	7,313,239
10/9/2007	74,714,184	8,101,087
12/19/2007	69,537,328	7,502,672
12/31/2007	70,456,795	7,601,877
11/20/2008	39,078,899	4,143,542
12/31/2008	45,983,835	4,835,670
3/9/2009	36,699,911	3,820,549
12/28/2009	59,112,111	6,051,509
12/31/2009	58,481,101	5,986,910
7/2/2010	53,254,350	5,396,294
12/22/2010	64,807,304	6,533,692
12/31/2010	64,830,603	6,496,778
4/29/2011	69,651,785	6,948,969
10/3/2011	56,196,011	5,553,177
12/31/2011	63,692,508	6,249,919

Date	S&P 500 with dividends reinvested

1/1/1934	10,000
2/6/1934	11,741
7/26/1934	8,454
12/31/1934	9,851
3/14/1935	8,427
11/19/1935	14,477
12/31/1935	14,555
11/9/1936	19,849
12/31/1936	19,479
3/6/1937	21,235
11/24/1937	11,991
12/31/1937	12,670
3/31/1938	10,259
11/9/1938	17,200
12/31/1938	16,604
4/8/1939	12,860
12/31/1939	16,542
1/3/1940	16,913
6/10/1940	12,166
12/31/1940	14,918
1/10/1941	15,313
12/31/1941	13,193
4/28/1942	11,422
12/31/1942	15,880
7/14/1943	21,055
12/31/1943	19,980
2/7/1944	19,830
12/31/1944	23,920
12/10/1945	33,103
12/31/1945	32,629
5/29/1946	36,538
10/9/1946	27,277
12/31/1946	29,994
2/8/1947	31,833
5/17/1947	27,243
12/31/1947	31,703
2/14/1948	28,756
6/15/1948	36,057
12/31/1948	33,420
6/13/1949	30,578
12/31/1949	39,688
1/14/1950	39,428
12/31/1950	52,266
10/15/1951	63,758
12/31/1951	64,813
2/20/1952	63,185
12/31/1952	76,702
9/14/1953	67,974
12/31/1953	75,955
12/31/1954	115,881
1/17/1955	111,372
11/14/1955	154,321
12/31/1955	152,428
1/23/1956	144,485
8/2/1956	170,376
12/31/1956	162,378
7/15/1957	174,227
10/22/1957	139,617
12/31/1957	144,887
12/31/1958	207,642
2/9/1959	201,972
8/3/1959	232,356
12/31/1959	232,467
10/25/1960	208,328
12/31/1960	233,601
12/12/1961	300,180
12/31/1961	296,461
6/26/1962	219,517
12/31/1962	270,656
1/2/1963	268,898
12/31/1963	332,369
11/20/1964	391,802
12/31/1964	387,133
6/28/1965	377,268
11/15/1965	433,749
12/31/1965	435,356
2/9/1966	444,115
10/7/1966	353,265
12/31/1966	391,500
9/25/1967	485,648
12/31/1967	485,272
3/5/1968	443,658
11/29/1968	560,886
12/31/1968	538,975
5/14/1969	556,520
12/31/1969	493,481
5/26/1970	375,967
12/31/1970	512,963
4/28/1971	587,707
11/23/1971	515,114
12/31/1971	586,320
12/11/1972	702,350
12/31/1972	697,692
1/11/1973	710,635
12/5/1973	560,537
12/31/1973	595,206
1/3/1974	608,935
10/3/1974	392,237
12/31/1974	437,674
7/15/1975	623,524
12/31/1975	600,610
9/21/1976	736,520
12/31/1976	744,318
11/2/1977	653,147
12/31/1977	691,044
3/6/1978	637,133
9/12/1978	804,939
12/31/1978	736,452
10/5/1979	887,816
12/31/1979	873,499
3/27/1980	801,694
11/28/1980	1,192,966
12/31/1980	1,156,970
1/6/1981	1,177,082
9/25/1981	993,719
12/31/1981	1,100,011
8/12/1982	952,442
11/9/1982	1,348,614
12/31/1982	1,337,025
1/3/1983	1,315,159
10/10/1983	1,696,711
12/31/1983	1,638,595
7/24/1984	1,503,740
11/6/1984	1,760,537
12/31/1984	1,741,395
1/4/1985	1,704,326
12/31/1985	2,293,883
1/22/1986	2,209,306
12/2/1986	2,846,898
12/31/1986	2,722,038
8/25/1987	3,851,956
12/4/1987	2,588,662
12/31/1987	2,864,962
1/20/1988	2,813,363
10/21/1988	3,379,672
12/31/1988	3,339,470
10/9/1989	4,438,664
12/31/1989	4,395,793
7/16/1990	4,669,466
10/11/1990	3,773,954
12/31/1990	4,259,140
1/9/1991	4,017,563
12/31/1991	5,553,915
4/8/1992	5,290,606
12/18/1992	6,039,956
12/31/1992	5,976,474
1/8/1993	5,885,121
12/31/1993	6,577,517
2/2/1994	6,806,430
4/4/1994	6,231,341
12/31/1994	6,664,017
12/13/1995	9,234,475
12/31/1995	9,165,271
1/10/1996	8,905,609
11/25/1996	11,473,195
12/31/1996	11,268,247
12/5/1997	15,211,783
12/31/1997	15,026,327
1/9/1998	14,364,532
12/29/1998	19,495,529
12/31/1998	19,320,168
1/14/1999	19,052,345
12/31/1999	23,384,822
3/24/2000	24,358,139
12/20/2000	20,344,921
12/31/2000	21,256,384
1/30/2001	22,116,924
9/21/2001	15,685,356
12/31/2001	18,731,955
1/4/2002	19,130,553
10/9/2002	12,823,508
12/31/2002	14,593,631
3/11/2003	13,325,833
12/31/2003	18,777,238
8/12/2004	18,124,599
12/30/2004	20,815,662
12/31/2004	20,819,110
4/20/2005	19,628,447
12/14/2005	22,239,332
12/31/2005	21,840,638
6/13/2006	21,583,322
12/15/2006	25,408,641
12/31/2006	25,287,374
3/5/2007	24,583,839
10/9/2007	28,289,193
12/31/2007	26,675,637
11/20/2008	13,917,931
12/31/2008	16,808,104
3/9/2009	12,663,226
12/28/2009	21,466,832
12/31/2009	21,257,508
7/2/2010	19,689,626
12/29/2010	24,470,979
12/31/2010	24,464,161
4/29/2011	26,678,030
10/3/2011	21,703,132
12/31/2011	24,974,688
[end mountain chart]

Value added by reinvestment of dividends

Year ended December 31	1934	1935	1936	1937	1938	1939
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	—	—	$0.4	1.0	0.2	0.5
Value at year-end	$11.8	21.6	31.6	19.4	24.8	25.0
Dividends in cash	—	—	$0.4	1.0	0.2	0.5
Value at year-end	$11.8	21.6	31.0	18.3	23.2	22.9
Annual percentage returns assuming dividends reinvested
Income return	0.0%	0.0	1.8	3.2	0.9	2.2
Capital return	18.2%	83.1	44.0	(41.7)	26.7	(1.4)
ICA total return	18.2%	83.1	45.8	(38.5)	27.6	0.8
Fund expenses3	0.94%	1.13	1.19	1.53	1.89	2.02

Year ended December 31	1940	1941	1942	1943	1944	1945
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	0.9	1.3	1.2	1.1	1.2	1.2
Value at year-end	24.4	22.6	26.4	35.0	43.2	59.1
Dividends in cash	0.8	1.1	1.0	0.9	0.9	0.9
Value at year-end	21.5	18.8	20.9	26.9	32.1	42.9
Annual percentage returns assuming dividends reinvested
Income return	3.6	5.2	5.3	4.2	3.5	2.8
Capital return	(6.0)	(12.6)	11.5	28.6	19.8	34.0
ICA total return	(2.4)	(7.4)	16.8	32.8	23.3	36.8
Fund expenses3	1.88	1.95	2.13	1.72	1.45	1.06

Year ended December 31	1946	1947	1948	1949	1950	1951
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1.8	2.4	2.7	2.7	3.2	3.4
Value at year-end	57.7	58.2	58.4	63.9	76.6	90.3
Dividends in cash	1.3	1.7	1.8	1.7	1.9	2.0
Value at year-end	40.7	39.3	37.7	39.4	45.2	51.2
Annual percentage returns assuming dividends reinvested
Income return	3.0	4.2	4.6	4.6	4.9	4.4
Capital return	(5.4)	(3.3)	(4.2)	4.8	14.9	13.4
ICA total return	(2.4)	0.9	0.4	9.4	19.8	17.8
Fund expenses3	0.98	1.10	1.08	0.96	1.01	0.93

Year ended December 31	1952	1953	1954	1955	1956	1957
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	3.5	3.9	4.1	5.1	5.6	6.2
Value at year-end	101.3	101.7	158.9	199.2	220.6	194.4
Dividends in cash	2.0	2.1	2.1	2.6	2.7	3.0
Value at year-end	55.3	53.4	80.8	98.5	106.3	90.9
Annual percentage returns assuming dividends reinvested
Income return	3.9	3.9	4.0	3.2	2.8	2.8
Capital return	8.3	(3.5)	52.1	22.2	8.0	(14.7)
ICA total return	12.2	0.4	56.1	25.4	10.8	(11.9)
Fund expenses3	0.81	0.85	0.88	0.86	0.80	0.76

Year ended December 31	1958	1959	1960	1961	1962	1963
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	6.5	7.0	8.1	8.4	9.1	9.6
Value at year-end	281.5	321.4	336.0	413.6	358.8	440.9
Dividends in cash	3.0	3.2	3.6	3.6	3.8	3.9
Value at year-end	128.0	142.9	145.6	175.4	148.2	177.8
Annual percentage returns assuming dividends reinvested
Income return	3.4	2.5	2.5	2.5	2.2	2.7
Capital return	41.4	11.7	2.0	20.6	(15.4)	20.2
ICA total return	44.8	14.2	4.5	23.1	(13.2)	22.9
Fund expenses3	0.68	0.64	0.62	0.59	0.61	0.59

Year ended December 31	1964	1965	1966	1967	1968	1969
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	10.7	12.1	15.5	18.4	22.6	25.3
Value at year-end	512.6	650.7	657.1	846.9	990.6	884.8
Dividends in cash	4.3	4.7	5.9	6.9	8.3	9.0
Value at year-end	202.3	251.6	248.0	312.5	356.6	309.6
Annual percentage returns assuming dividends reinvested
Income return	2.4	2.4	2.4	2.8	2.7	2.6
Capital return	13.9	24.5	(1.4)	26.1	14.3	(13.3)
ICA total return	16.3	26.9	1.0	28.9	17.0	(10.7)
Fund expenses3	0.58	0.57	0.52	0.50	0.49	0.48

Year ended December 31	1970	1971	1972	1973	1974	1975
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	27.3	28.6	29.9	33.4	52.2	49.8
Value at year-end	908.0	1,062.7	1,231.1	1,024.1	840.3	1,137.7
Dividends in cash	9.4	9.6	9.7	10.6	15.9	14.3
Value at year-end	307.4	349.7	394.7	317.9	245.5	317.7
Annual percentage returns assuming dividends reinvested
Income return	3.1	3.1	2.8	2.7	5.1	5.9
Capital return	(0.5)	13.9	13.1	(19.5)	(23.0)	29.5
ICA total return	2.6	17.0	15.9	(16.8)	(17.9)	35.4
Fund expenses3	0.55	0.51	0.49	0.47	0.49	0.48

Year ended December 31	1976	1977	1978	1979	1980	1981
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	46.4	49.8	56.0	70.0	91.3	115.9
Value at year-end	1,474.4	1,436.4	1,647.5	1,963.3	2,380.2	2,401.1
Dividends in cash	12.8	13.3	14.4	17.3	21.7	26.4
Value at year-end	398.1	374.3	414.4	475.7	552.2	530.9
Annual percentage returns assuming dividends reinvested
Income return	4.1	3.4	3.9	4.2	4.7	4.9
Capital return	25.5	(6.0)	10.8	15.0	16.5	(4.0)
ICA total return	29.6	(2.6)	14.7	19.2	21.2	0.9
Fund expenses3	0.46	0.49	0.49	0.47	0.46	0.45

Year ended December 31	1982	1983	1984	1985	1986	1987
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	146.1	147.2	160.4	174.9	203.8	267.5
Value at year-end	3,212.0	3,859.7	4,117.2	5,491.9	6,685.7	7,049.2
Dividends in cash	31.6	30.3	31.7	33.2	37.3	47.5
Value at year-end	670.6	774.5	792.0	1,017.9	1,200.5	1,220.9
Annual percentage returns assuming dividends reinvested
Income return	6.1	4.6	4.2	4.2	3.7	4.0
Capital return	27.7	15.6	2.5	29.2	18.0	1.4
ICA total return	33.8	20.2	6.7	33.4	21.7	5.4
Fund expenses3	0.46	0.44	0.47	0.43	0.41	0.42

Year ended December 31	1988	1989	1990	1991	1992	1993
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	318.7	370.8	406.3	320.4	357.8	374.4
Value at year-end	7,989.3	10,338.6	10,409.0	13,171.9	14,092.3	15,729.4
Dividends in cash	54.4	60.7	64.1	48.7	53.0	54.0
Value at year-end	1,327.4	1,652.8	1,598.8	1,969.9	2,052.2	2,234.2
Annual percentage returns assuming dividends reinvested
Income return	4.5	4.6	3.9	3.1	2.7	2.7
Capital return	8.8	24.8	(3.2)	23.4	4.3	8.9
ICA total return	13.3	29.4	0.7	26.5	7.0	11.6
Fund expenses3	0.48	0.52	0.55	0.59	0.58	0.59

Year ended December 31	1994	1995	1996	1997	1998	1999
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	407.2	450.1	480.1	510.3	584.1	651.8
Value at year-end	15,753.9	20,578.7	24,560.6	31,881.2	39,193.5	45,682.2
Dividends in cash	57.3	61.7	64.3	67.0	75.4	82.8
Value at year-end	2,180.6	2,779.7	3,247.9	4,142.7	5,008.2	5,748.5
Annual percentage returns assuming dividends reinvested
Income return	2.6	2.9	2.3	2.1	1.8	1.7
Capital return	(2.4)	27.7	17.0	27.7	21.1	14.9
ICA total return	0.2	30.6	19.3	29.8	22.9	16.6
Fund expenses3	0.60	0.60	0.59	0.56	0.55	0.55

Year ended December 31	2000	2001	2002	2003	2004	2005
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	743.4	804.1	833.3	864.3	887.4	1,196.3
Value at year-end	47,435.2	45,258.6	38,709.1	48,891.6	53,674.5	57,361.4
Dividends in cash	93.0	99.0	100.7	102.2	103.0	136.3
Value at year-end	5,875.5	5,507.5	4,616.9	5,713.5	6,163.0	6,446.5
Annual percentage returns assuming dividends reinvested
Income return	1.6	1.7	1.8	2.2	1.8	2.2
Capital return	2.2	(6.3)	(16.3)	24.1	8.0	4.7
ICA total return	3.8	(4.6)	(14.5)	26.3	9.8	6.9
Fund expenses3	0.56	0.57	0.59	0.59	0.57	0.57

Year ended December 31	2006	2007	2008	2009	2010	2011
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1,364.6	1,319.3	1,466.7	1,264.7	1,272.4	1,345.5
Value at year-end	66,504.4	70,456.8	45,983.8	58,481.1	64,830.6	63,692.5	1
Dividends in cash	152.1	144.0	156.9	131.5	129.2	133.8
Value at year-end	7,313.2	7,601.9	4,835.7	5,986.9	6,496.8	6,249.9	2
Annual percentage returns assuming dividends reinvested
Income return	2.4	2.0	2.1	2.8	2.2	2.0
Capital return	13.5	3.9	(36.8)	24.4	8.7	(3.8)
ICA total return	15.9	5.9	(34.7)	27.2	10.9	(1.8)
Fund expenses3	0.57	0.56	0.59	0.66	0.61	0.61

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged and, therefore, has no expenses.

1 Includes dividends of $20,551,654 and capital gain distributions of $32,095,643 reinvested in the years 1936 to 2011.

2 Includes reinvested capital gain distributions of $4,317,598, but does not reflect income dividends of $2,704,818 taken in cash.

3 Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

How do dividends help investors in a volatile market?

[Begin Sidebar]
For investors seeking income, dividend-paying stocks are an important part of their strategy. The portfolio counselors on The Investment Company of America discuss the benefits of dividends for the fund’s shareholders.
[End Sidebar]

[photo of a fence near a row of trees]

Selecting promising dividend-paying companies has been a priority for The Investment Company of America for nearly 80 years. The benefits of dividends often are most apparent in a flat or down market, but even in a rising market, a dividend strategy can add the stability of a steady stream of income.

“The concept of relying on dividends as an important part of total return comes right out of the 1930s,” says Jim Lovelace, vice chairman of the fund and a portfolio counselor. “That’s because dividends provide return even when markets are not favorable for stock price gains.”

The history of down markets can provide some reasons why dividends have been a focus for markets recently. In 2011, more than 200 companies in Standard & Poor’s 500 Composite Index had dividend yields higher than the 10-year Treasury rate, 320 increased the dividends they had been paying, and 22 companies initiated dividend payments.

“In the 1930s, after the Great Depression, dividends were often the reason why people bought stock, because they expected returns that were higher than bonds and they could not count on higher stock prices to achieve that,” Jim adds. “The stock market did not make a lot of progress in that period, and dividends made all the difference.”

Although some have been put off by volatile equity markets in the past few years, many see opportunity in the dividend yield. “By investing in the best of these dividend-paying companies, you’re getting a better level of income than a Treasury bond plus the potential for stock price growth in the longer term,” says ICA president and portfolio counselor Don O’Neal. “It’s an attractive prospect for income investors.”

Dividend-paying stocks are often not expected to make great gains in price; however, in 2011, they did. Many of the stocks that fared best were the ones that paid the most money back to investors with dividends and share buybacks. (See sidebar on page 13 for our philosophy on the best way to return value to shareholders.)

“That is not always the case, but many investors recently have discovered the power of dividends, and those companies have been rewarded,” says Will Robbins, a portfolio counselor on the fund. “This partly reflects the recognition of a slower-growth environment, with more companies paying dividends and investors placing more value on those companies. We continue to see dividends as a source of real shareholder return.”

[Begin Sidebar]
Active selection of dividend stocks

The ability to select among the pool of high-yielding stocks can be meaningful for investors in The Investment Company of America. “In a growth-scarce world, fundamental research helps find the companies that have the best prospects for growth. You can’t capture that in an index,” says portfolio counselor Will Robbins. “Over time, that has led to better outcomes for ICA shareholders than passively investing in Mr. Market.”

When following an index, investors cannot select companies that are likely to grow their dividends or avoid those that may be risky because their dividends are unsustainable. Because ICA portfolio counselors are able to actively choose which companies to include in the fund and determine how much they want to invest in each company, the fund has the potential to outpace Standard & Poor’s 500 Composite Index.

All dividends are not the same, and that’s why it is important to research companies to understand the source of the payments. While a solid yield usually indicates a solid company, very high yields can often signal higher risk and ultimately may come at the price of lower returns or a reduced dividend. ICA looks not only for companies that pay a solid dividend but those that are likely to pay — and grow — dividends in the future.

“Our research, in large part, is focused on understanding a company’s earnings trajectory,” says Will. “Research enables us to identify companies that not only have significant opportunity to pay current dividends but can also grow those over time as those companies increase their cash flow. That’s one area where active management can add value.”

In-depth fundamental research also helps the portfolio counselors choose what they believe are the best investments for the long term. “In a volatile market like this one, there are indeed going to be winners and losers. Our research helps determine which companies could be winners and which could be losers, so we can choose the ones we want to invest in for the long term,” says portfolio counselor Joyce Gordon. “Because of the depth of our research, we have unique insight into companies, and we know the businesses, the management, the customers. Having that knowledge base has been very helpful in the past and can allow us to do well in this environment.”
[End Sidebar]

[photo of a rolled hay bale]

[photo of hay bales in a field]

[photo of a hay baler]
Indeed, reinvested dividends have made up a significant part of total return for shareholders over extended periods. Reinvested dividends accounted for about 45% of the average annual total return for U.S. equities over the long term (1930–2011), and a much higher portion — 68% — over the 10 years ended December 31, 2011.

“Dividends often have been a large part of total return. Moreover, with markets as they are currently, dividends are likely to remain a large part,” says portfolio counselor Joyce Gordon. “Companies should be able to direct more of their cash flow toward paying dividends because, in the absence of strong economic growth, their need for capital spending likely would be reduced.”

New ways of finding income

In the last several years, there has been a shift in the types of companies paying solid dividends. This has created new ways for income-focused investors to diversify. Utility companies had been a traditional source for dividends, as many paid generous dividends to make their stock more appealing to investors. Financial companies, which historically made up a significant portion of the S&P 500’s overall dividend payments and were an important source of income for the fund, dropped considerably after the financial crisis in 2008 when banks had to eliminate their dividend payments.

Now there are many more industries offering dividends — including technology, manufacturing and service companies — and the list is growing. The number of different companies beginning to pay dividends is a sign that the traditional concept of returning value to the shareholders is catching on with company managements.

“We are seeing a different mix in the source of income,” Will says. “There is new and fertile ground for those looking for dividends.”

Telecommunications companies have increased their payments considerably; in fact, telecommunications companies in the S&P 500 paid some of their highest dividends in aggregate in 2011. The sector includes significant ICA holdings such as AT&T and Nokia.

Information technology companies have steamed ahead as well, with Microsoft leading the pack when it began paying dividends in 2003. Other non-traditional companies followed, including Qualcomm, Oracle, Xilinx and Cisco. Dividend initiations and increases among tech and other companies are likely to increase as their cash balances increase.

[Begin Sidebar]
A wealth of experience

The Investment Company of America’s seven portfolio counselors have a combined 161 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Years of
investment
Portfolio counselor	experience*
Joyce E. Gordon	31 years
James B. Lovelace	30 years
Donald D. O’Neal	26 years
Eric Richter	20 years
William L. Robbins	19 years
C. Ross Sappenfield	19 years
Chris Buchbinder	16 years

*As of December 31, 2011.
[End Sidebar]

“In a low-growth environment, company managements of all kinds have fewer attractive options to add value through their surplus cash. Earnings have steadily grown and cash has piled up on balance sheets at many large-cap companies over the past few years. This could lead to higher dividend payouts and better corporate capital efficiency,” Will says. “Other opportunities are less attractive in this environment, so it’s likely that more companies will be paying more of their earnings back to shareholders.”

Materials companies have also increased their dividend payments over the last few decades. Energy and health care companies have been stalwarts over the years, and many of them continued to offer growing dividends. Many consumer discretionary and consumer staples companies also have been increasing their payments to shareholders.

[photo of hay baler in a field]

[photo of a rolled hay bale in a field - crops in the background]
Why dividends matter

When the markets are volatile, stock prices go up and down, as they are a moment-to-moment indication of how much value the market places on a company at any given time. That value can fluctuate with market sentiment, including the prices of strong dividend-paying companies. But dividend payments are not based on market perceptions, they are based on a company’s operations and profits, so they are not as volatile as stock prices can be.

“If a company has solid fundamentals, it is likely to continue paying its dividend to shareholders,” Joyce says. “That steady, incremental stream of income is how dividends provide benefits, even in difficult markets.”

Dividend payments are not guaranteed, of course. But dividends can reassure investors of a company’s financial strength and show them that management is keeping shareholders’ interests in mind. Companies can be reluctant to cut dividends because a reduction is often interpreted as weakness by investors and can damage the stock price. Conversely, when a company consistently has enough cash to reward investors with dividends, it is often an indication of healthy cash flows and good management.

ICA does not solely focus on dividend-paying companies; it also invests in strong and growing companies, such as computer-maker Apple, which do not currently pay a dividend but might in the future. “The focus on high-yielding stocks gives us the balance to also invest in faster growing companies that may yield less currently,” Jim says.

For those seeking income from their investments, dividend-paying stocks are an important part of their strategy. Dividend income is a key factor in long-term investment success — especially for income investors who make regular withdrawals such as retirees. This approach has proved successful for The Investment Company of America through flat, up and down markets.

“A company that pays a dividend — and can actually grow its dividend — is an indication of its ability to do well even in an economy that’s going sideways,” Joyce says. “As an investor, you can let those dividends give you the returns.” ■

[Begin Sidebar]
Dividends versus share buybacks

Companies that earn a profit have a few options of what to do with the cash: pay out that profit to shareholders, reinvest it in their business, pay down their debt, or repurchase their own shares (known as share buybacks). The success of share buybacks depends on the price at which a company buys back its stock. Companies sometimes buy their shares at a high price, only to find the price later drops. In that case, the shareholder has experienced destruction of the value of their investment.

“We like dividends more than share repurchases,” says Don O’Neal, ICA president and portfolio counselor. “With dividends there is never any destruction of value. A dividend is not uncertain. It’s known, and it’s always positive.”

Don acknowledges that share repurchase can work well in a strongly rising market. “Management teams should be calculating the return on share repurchase the same way they calculate return on any other investment. When they do that, they realize the return is uncertain and can depend on the general level of the stock market, which is beyond their control,” he says. “The track record for adding value through dividends is better than the one for increasing returns through share repurchase.”

During the high-growth markets of the 1990s, share repurchases became the preferred method of returning cash to shareholders. Some company managements said, in defense of share repurchases over dividends, that buybacks could raise earnings per share each year over what they would have been. “This is good, but it ignores the cost to achieve it,” Don adds. “And when times get tough, share repurchase programs are suspended long before dividend payments.”

“Dividends are a superior way to return capital to shareholders,” says Will Robbins, an ICA portfolio counselor. “It’s a powerful message.”

Summary investment portfolio  December 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Percent
of net
Industry sector diversification	assets

Information technology	16.19%
Energy	12.90
Consumer staples	11.79
Consumer discretionary	11.43
Industrials	11.01
Other industries	28.27
Other securities	1.74
Short-term securities & other assets less liabilities	6.67
[end pie chart]

			Percent
		Value	of net
Common stocks - 91.59%	Shares	(000)	assets

Energy - 12.90%
BP PLC	104,834,340	$749,730
BP PLC (ADR)	3,596,953	153,734	1.65%
Chevron Corp.	6,480,000	689,472	1.26
ConocoPhillips	15,734,140	1,146,547	2.09
EOG Resources, Inc.	4,152,200	409,033	.75
Royal Dutch Shell PLC, Class A (ADR)	16,357,000	1,195,533
Royal Dutch Shell PLC, Class B	12,365,265	471,248
Royal Dutch Shell PLC, Class B (ADR)	2,975,498	226,168	3.46
Schlumberger Ltd.	12,724,999	869,245	1.59
Other securities		1,151,575	2.10
		7,062,285	12.90

Materials - 3.38%
Dow Chemical Co.	41,699,300	1,199,272	2.19
Other securities		654,069	1.19
		1,853,341	3.38

Industrials - 11.01%
CSX Corp.	30,688,000	646,289	1.18
General Dynamics Corp.	11,778,300	782,197	1.43
General Electric Co.	19,725,000	353,275	.64
Union Pacific Corp.	8,322,500	881,686	1.61
United Parcel Service, Inc., Class B	4,750,000	347,652	.63
United Technologies Corp.	9,201,852	672,563	1.23
Other securities		2,345,173	4.29
		6,028,835	11.01

Consumer discretionary - 11.43%
Amazon.com, Inc. (1)	2,210,000	382,551	.70
Comcast Corp., Class A	28,838,400	683,759
Comcast Corp., Class A, special nonvoting shares	3,000,000	70,680	1.38
General Motors Co. (1)	30,129,900	610,733	1.12
Home Depot, Inc.	25,550,000	1,074,122	1.96
McDonald's Corp.	4,250,000	426,403	.78
News Corp., Class A	31,880,000	568,739	1.04
Time Warner Inc.	11,624,000	420,091	.77
Other securities		2,019,204	3.68
		6,256,282	11.43

Consumer staples - 11.79%
Altria Group, Inc.	30,125,000	893,207	1.63
Coca-Cola Co.	6,803,300	476,027	.87
CVS/Caremark Corp.	11,000,000	448,580	.82
Kraft Foods Inc., Class A	18,374,168	686,459	1.25
PepsiCo, Inc.	6,097,500	404,569	.74
Philip Morris International Inc.	29,066,072	2,281,105	4.17
Other securities		1,265,204	2.31
		6,455,151	11.79

Health care - 6.90%
Abbott Laboratories	18,835,000	1,059,092	1.93
Amgen Inc.	9,445,000	606,464	1.11
Medco Health Solutions, Inc. (1)	9,398,900	525,399	.96
Merck & Co., Inc.	16,070,000	605,839	1.11
Other securities		983,258	1.79
		3,780,052	6.90

Financials - 6.91%
Citigroup Inc.	27,290,000	718,000	1.31
JPMorgan Chase & Co.	29,795,000	990,684	1.81
Wells Fargo & Co.	25,340,000	698,370	1.28
Other securities		1,378,727	2.51
		3,785,781	6.91

Information technology - 16.19%
Apple Inc. (1)	2,845,000	1,152,225	2.11
Hewlett-Packard Co.	14,750,000	379,960	.69
Intel Corp.	24,254,700	588,177	1.08
Microsoft Corp.	72,610,100	1,884,958	3.44
Nokia Corp.	73,600,000	359,309	.66
Oracle Corp.	28,385,000	728,075	1.33
Samsung Electronics Co. Ltd. (2)	822,200	756,678	1.38
Texas Instruments Inc.	22,825,000	664,436	1.21
Other securities		2,349,357	4.29
		8,863,175	16.19

Telecommunication services - 4.95%
AT&T Inc.	60,421,900	1,827,158	3.34
Verizon Communications Inc.	13,944,600	559,457	1.02
Other securities		324,461	.59
		2,711,076	4.95

Utilities - 3.27%
Dominion Resources, Inc.	9,403,824	499,155	.91
GDF SUEZ	19,095,324	521,962	.95
Other securities		767,292	1.41
		1,788,409	3.27

Miscellaneous - 2.86%
Other common stocks in initial period of acquisition		1,567,554	2.86

Total common stocks (cost: $41,818,170,000)		50,151,941	91.59

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

Financials - 0.00%
Other securities		-	.00

Total warrants (cost: $11,770,000)		-	.00

			Percent
		Value	of net
Convertible securities - 0.63%	Shares	(000)	assets

Consumer discretionary - 0.53%
General Motors Co., Series B, 4.75% convertible preferred 2013	8,336,850	285,537	.52
Other securities		5,315	.01
		290,852	.53

Materials - 0.10%
Other securities		51,355	.10

Total convertible securities (cost: $453,941,000)		342,207	.63

	Principal		Percent
	amount	Value	of net
Bonds & notes - 1.11%	(000)	(000)	assets

Energy - 0.01%
Chevron Corp. 4.95% 2019	$5,000	5,913	.01

Materials - 0.01%
Dow Chemical Co. 4.125% 2021	500	514	.00
Other securities		5,165	.01
		5,679	.01

Industrials - 0.07%
CSX Corp. 6.25% 2015	5,000	5,718	.01
Union Pacific Corp. 6.125% 2020	5,000	6,130	.01
United Technologies Corp. 4.50% 2020	5,475	6,179	.01
Other securities		17,388	.04
		35,415	.07

Consumer discretionary - 0.03%
Comcast Corp. 6.30% 2017	5,120	6,065	.01
News America Inc. 6.90% 2019	5,000	5,883	.01
Other securities		4,177	.01
		16,125	.03

Consumer staples - 0.02%
Kraft Foods Inc. 2.625% 2013	2,555	2,611	.00
Other securities		12,313	.02
		14,924	.02

Financials - 0.31%
Citigroup Capital XXI 8.30% 2077 (3)	687	688
Citigroup Inc. 4.587% 2015	1,387	1,397	.00
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated) (3)	62,936	67,233	.12
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated) (3)	23,667	25,472	.05
Other securities		73,464	.14
		168,254	.31

Telecommunication services - 0.20%
AT&T Inc. 4.85% 2014	5,000	5,393	.01
Other securities		103,919	.19
		109,312	.20

Mortgage-backed obligations (4) - 0.09%
Fannie Mae 3.50%-6.00% 2025-2041	48,218	51,960	.09

Bonds & notes of U.S. government & government agencies - 0.32%
Freddie Mac 2.125%-5.00% 2012-2014	20,000	21,272	.04
Other securities		154,277	.28
		175,549	.32

Other - 0.05%
Other securities		24,680	.05

Total bonds & notes (cost: $568,382,000)		607,811	1.11

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.48%	(000)	(000)	assets

Chariot Funding, LLC 0.18%-0.22% due 1/18-2/27/2012 (5)	$107,900	$107,888	.20
Coca-Cola Co. 0.16%-0.19% due 1/17-2/3/2012 (5)	120,600	120,592	.22
Fannie Mae 0.07%-0.23% due 1/3-11/19/2012	1,019,853	1,019,273	1.86
Federal Farm Credit Banks 0.07%-0.18% due 2/15-9/27/2012	488,600	488,454	.89
Federal Home Loan Bank 0.11%-0.20% due 2/8-12/5/2012	489,912	489,676	.89
Freddie Mac 0.03%-0.18% due 1/23-8/20/2012	711,513	711,295	1.30
Jupiter Securitization Co., LLC 0.19% due 1/19/2012 (5)	35,500	35,496	.06
Merck & Co. Inc. 0.06% due 1/27-2/6/2012 (5)	92,000	91,995	.17
Variable Funding Capital Corp. 0.25% due 1/17/2012 (5)	40,000	39,995	.07
Other securities		445,504	.82

Total short-term securities (cost: $3,549,407,000)		3,550,168	6.48

Total investment securities (cost: $46,401,670,000)		54,652,127	99.81
Other assets less liabilities		103,867	.19

Net assets		$54,755,994	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is included in "Other securities" under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2011 (000)
Masco Corp.	-	23,258,069	-	23,258,069	$3,529	$243,745

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $807,037,000, which represented 1.47% of the net assets of the fund. This amount includes $801,722,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Coupon rate may change periodically.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $912,105,000, which represented 1.67% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $46,133,354)	$54,408,382
Affiliated issuer (cost: $268,316)	243,745	$54,652,127
Cash		93
Receivables for:
Sales of investments	98,605
Sales of fund's shares	47,899
Dividends and interest	111,495	257,999
		54,910,219
Liabilities:
Payables for:
Purchases of investments	11,132
Repurchases of fund's shares	105,876
Investment advisory services	11,242
Services provided by related parties	19,556
Trustees' deferred compensation	5,793
Other	626	154,225
Net assets at December 31, 2011		$54,755,994

Net assets consist of:
Capital paid in on shares of beneficial interest		$46,691,580
Undistributed net investment income		297,149
Accumulated net realized loss		(482,928)
Net unrealized appreciation		8,250,193
Net assets at December 31, 2011		$54,755,994

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (2,022,605 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$42,643,398	1,574,391	$27.09
Class B	837,513	31,031	26.99
Class C	1,767,111	65,681	26.90
Class F-1	1,744,372	64,501	27.04
Class F-2	603,442	22,284	27.08
Class 529-A	1,362,084	50,360	27.05
Class 529-B	111,163	4,117	27.00
Class 529-C	336,371	12,463	26.99
Class 529-E	55,215	2,045	26.99
Class 529-F-1	30,529	1,130	27.03
Class R-1	74,293	2,756	26.95
Class R-2	576,573	21,371	26.98
Class R-3	736,777	27,262	27.03
Class R-4	660,367	24,420	27.04
Class R-5	760,655	28,093	27.08
Class R-6	2,456,131	90,700	27.08

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $36,194;
also includes $3,529 from affiliate)	$1,533,716
Interest	39,951	$1,573,667

Fees and expenses*:
Investment advisory services	142,721
Distribution services	161,308
Transfer agent services	57,919
Administrative services	19,106
Reports to shareholders	3,060
Registration statement and prospectus	572
Trustees' compensation	647
Auditing and legal	155
Custodian	851
State and local taxes	441
Other	2,541	389,321
Net investment income		1,184,346

Net realized gain and unrealized depreciation
on investments and currency:
Net realized gain (loss) on:
Investments	1,355,214
Currency transactions	(905)	1,354,309
Net unrealized depreciation on:
Investments	(3,587,520)
Currency translations	(882)	(3,588,402)
Net realized gain and unrealized depreciation
on investments and currency		(2,234,093)
Net decrease in net assets resulting
from operations		$(1,049,747)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended December 31
	2011	2010
Operations:
Net investment income	$1,184,346	$1,228,129
Net realized gain on investments and currency transactions	1,354,309	1,762,196
Net unrealized (depreciation) appreciation on investments and currency translations	(3,588,402)	3,079,556
Net (decrease) increase in net assets resulting from operations	(1,049,747)	6,069,881

Dividends paid to shareholders from net investment income	(1,183,860)	(1,235,556)

Net capital share transactions	(5,098,241)	(4,388,099)

Total (decrease) increase in net assets	(7,331,848)	446,226

Net assets:
Beginning of year	62,087,842	61,641,616
End of year (including undistributed
net investment income: $297,149 and $150,245, respectively)	$54,755,994	$62,087,842

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Energy	$7,062,285	$-		$-	$7,062,285
Materials	1,808,297	45,044	*	-	1,853,341
Industrials	6,028,835	-		-	6,028,835
Consumer discretionary	6,256,282	-		-	6,256,282
Consumer staples	6,455,151	-		-	6,455,151
Health care	3,780,052	-		-	3,780,052
Financials	3,785,781	-		-	3,785,781
Information technology	8,106,497	756,678	*	-	8,863,175
Telecommunication services	2,711,076	-		-	2,711,076
Utilities	1,788,409	-		-	1,788,409
Miscellaneous	1,567,554	-		-	1,567,554
Warrants	-	-		-	-
Convertible securities	285,537	56,670		-	342,207
Bonds & notes	-	607,811		-	607,811
Short-term securities	-	3,550,168		-	3,550,168
Total	$49,635,756	$5,016,371		$-	$54,652,127

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $801,722,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities for tax years before 2007.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2011, the fund reclassified $149,491,000 from accumulated net realized loss to undistributed net investment income and $3,073,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$313,814
Capital loss carryforward expiring 2017*	(387,836)
Post-October capital loss deferral†	(94,079)
Gross unrealized appreciation on investment securities	13,117,586
Gross unrealized depreciation on investment securities	(4,880,832)
Net unrealized appreciation on investment securities	8,236,754
Cost of investment securities	46,415,373
*Reflects the utilization of capital loss carryforward of $1,467,421,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2011	2010
Class A	$945,530	$1,005,853
Class B	13,329	21,001
Class C	24,855	28,562
Class F-1	35,112	28,517
Class F-2	14,859	13,921
Class 529-A	27,601	25,697
Class 529-B	1,534	2,163
Class 529-C	4,236	4,217
Class 529-E	983	934
Class 529-F-1	671	554
Class R-1	988	982
Class R-2	7,914	8,218
Class R-3	13,622	13,829
Class R-4	13,842	13,162
Class R-5	19,777	20,363
Class R-6	59,007	47,583
Total	$1,183,860	$1,235,556

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2011, the investment advisory services fee was $142,721,000, which was equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described in the administrative services section below.

On November 29, 2011, the board of trustees approved an amended shareholder services agreement with AFS effective January 1, 2012. The amended agreement covers the transfer agent services described above and is applicable to all share classes. AFS may use these fees to compensate third parties for performing these services. Beginning January 1, 2012, transfer agent services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement described in the administrative services paragraph below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The current agreement also provides for certain transfer agent and recordkeeping services. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

On November 29, 2011, the board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. The amended agreement covers the administrative services described above and calls for each share class, except Class B, to pay CRMC annual fees of 0.05% (0.01% for Class A) based on its respective average daily net assets to compensate CRMC for administrative services. Transfer agent and recordkeeping services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement. Beginning January 1, 2012, transfer agent and recordkeeping services for all share classes will be paid to AFS through the shareholder services agreement described in the transfer agent services section above.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended December 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$106,406	$56,531	Not applicable	Not applicable	Not applicable
Class B	11,232	1,388	Not applicable	Not applicable	Not applicable
Class C	20,183	Included in administrative services	$2,974	$440	Not applicable
Class F-1	4,216		2,538	138	Not applicable
Class F-2	Not applicable		960	20	Not applicable
Class 529-A	3,001		1,542	237	$1,377
Class 529-B	1,382		153	44	138
Class 529-C	3,470		390	93	348
Class 529-E	283		54	9	56
Class 529-F-1	-		33	5	30
Class R-1	767		109	17	Not applicable
Class R-2	4,680		927	1,638	Not applicable
Class R-3	3,998		1,181	538	Not applicable
Class R-4	1,690		997	20	Not applicable
Class R-5	Not applicable		857	7	Not applicable
Class R-6	Not applicable		1,233	3	Not applicable
Total	$161,308	$57,919	$13,948	$3,209	$1,949

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $647,000, shown on the accompanying financial statements, includes $462,000 in current fees (either paid in cash or deferred) and a net increase of $185,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Warrants

As of December 31, 2011, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,780 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2011, the net asset value of each share class would have been reduced by less than $0.01 per share. No warrants were exercised during the years ended December 31, 2011, or December 31, 2010.

8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2011
Class A	$2,591,052	92,718	$900,445	32,702	$(7,911,508)	(283,675)	$(4,420,011)	(158,255)
Class B	13,395	481	13,081	475	(580,423)	(20,926)	(553,947)	(19,970)
Class C	154,710	5,562	23,946	876	(547,074)	(19,844)	(368,418)	(13,406)
Class F-1	690,634	24,783	33,781	1,233	(469,661)	(16,930)	254,754	9,086
Class F-2	123,467	4,385	11,412	417	(175,136)	(6,287)	(40,257)	(1,485)
Class 529-A	190,204	6,835	27,593	1,005	(163,462)	(5,894)	54,335	1,946
Class 529-B	2,120	76	1,530	55	(52,467)	(1,896)	(48,817)	(1,765)
Class 529-C	45,157	1,625	4,235	154	(51,698)	(1,871)	(2,306)	(92)
Class 529-E	7,000	253	983	36	(7,539)	(273)	444	16
Class 529-F-1	9,630	343	671	25	(5,879)	(215)	4,422	153
Class R-1	17,478	629	985	36	(19,456)	(700)	(993)	(35)
Class R-2	135,837	4,886	7,908	289	(197,884)	(7,129)	(54,139)	(1,954)
Class R-3	196,980	7,044	13,617	496	(269,855)	(9,708)	(59,258)	(2,168)
Class R-4	178,597	6,386	13,835	504	(187,204)	(6,684)	5,228	206
Class R-5	147,341	5,225	19,748	717	(262,051)	(9,659)	(94,962)	(3,717)
Class R-6	450,260	15,942	58,995	2,147	(283,571)	(10,167)	225,684	7,922
Total net increase
(decrease)	$4,953,862	177,173	$1,132,765	41,167	$(11,184,868)	(401,858)	$(5,098,241)	(183,518)

Year ended December 31, 2010
Class A	$3,024,163	115,953	$950,500	36,358	$(8,132,665)	(313,061)	$(4,158,002)	(160,750)
Class B	20,991	810	20,489	787	(742,985)	(28,631)	(701,505)	(27,034)
Class C	194,001	7,500	27,267	1,047	(423,553)	(16,460)	(202,285)	(7,913)
Class F-1	645,213	24,850	26,422	1,009	(440,996)	(17,109)	230,639	8,750
Class F-2	188,724	7,288	8,483	324	(114,003)	(4,373)	83,204	3,239
Class 529-A	190,625	7,307	25,691	982	(133,020)	(5,132)	83,296	3,157
Class 529-B	3,130	121	2,162	83	(54,629)	(2,101)	(49,337)	(1,897)
Class 529-C	43,489	1,673	4,216	162	(43,434)	(1,681)	4,271	154
Class 529-E	6,922	267	934	36	(6,078)	(235)	1,778	68
Class 529-F-1	6,732	259	553	21	(3,786)	(144)	3,499	136
Class R-1	21,944	847	980	37	(16,667)	(645)	6,257	239
Class R-2	151,069	5,829	8,213	314	(176,798)	(6,843)	(17,516)	(700)
Class R-3	204,939	7,917	13,825	529	(224,863)	(8,682)	(6,099)	(236)
Class R-4	179,309	7,037	13,153	503	(190,929)	(7,405)	1,533	135
Class R-5	135,775	5,217	20,244	775	(1,463,855)	(56,008)	(1,307,836)	(50,016)
Class R-6	1,764,498	67,113	47,582	1,820	(172,076)	(6,723)	1,640,004	62,210
Total net increase
(decrease)	$6,781,524	259,988	$1,170,714	44,787	$(12,340,337)	(475,233)	$(4,388,099)	(170,458)

* Includes exchanges between share classes of the fund.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $15,290,445,000 and $20,681,351,000, respectively, during the year ended December 31, 2011.

Financial highlights

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income to average net assets(3)
Class A:
Year ended 12/31/2011	$28.16	$.57	$(1.06)	$(.49)	$(.58)	$-	$(.58)	$27.09	(1.76)%	$42,643	.61%	.61%	2.05%
Year ended 12/31/2010	25.95	.55	2.22	2.77	(.56)	-	(.56)	28.16	10.86	48,789	.61	.61	2.12
Year ended 12/31/2009	20.96	.52	5.04	5.56	(.57)	-	(.57)	25.95	27.18	49,136	.66	.66	2.32
Year ended 12/31/2008	32.95	.63	(11.94)	(11.31)	(.68)	-	(.68)	20.96	(34.74)	43,244	.59	.57	2.25
Year ended 12/31/2007	33.51	.72	1.24	1.96	(.66)	(1.86)	(2.52)	32.95	5.94	73,480	.56	.54	2.05
Class B:
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.35)	-	(.35)	26.99	(2.53)	838	1.38	1.38	1.27
Year ended 12/31/2010	25.84	.35	2.21	2.56	(.35)	-	(.35)	28.05	10.03	1,431	1.38	1.38	1.36
Year ended 12/31/2009	20.87	.35	5.02	5.37	(.40)	-	(.40)	25.84	26.19	2,017	1.43	1.43	1.57
Year ended 12/31/2008	32.81	.41	(11.89)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	2,191	1.36	1.34	1.48
Year ended 12/31/2007	33.37	.45	1.24	1.69	(.39)	(1.86)	(2.25)	32.81	5.15	4,138	1.33	1.31	1.28
Class C:
Year ended 12/31/2011	27.97	.34	(1.06)	(.72)	(.35)	-	(.35)	26.90	(2.58)	1,767	1.42	1.42	1.24
Year ended 12/31/2010	25.78	.34	2.20	2.54	(.35)	-	(.35)	27.97	9.95	2,212	1.43	1.43	1.31
Year ended 12/31/2009	20.82	.34	5.01	5.35	(.39)	-	(.39)	25.78	26.20	2,243	1.46	1.46	1.53
Year ended 12/31/2008	32.74	.40	(11.86)	(11.46)	(.46)	-	(.46)	20.82	(35.29)	1,974	1.41	1.38	1.44
Year ended 12/31/2007	33.31	.43	1.23	1.66	(.37)	(1.86)	(2.23)	32.74	5.08	3,409	1.38	1.36	1.23
Class F-1:
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	-	(.57)	27.04	(1.84)	1,744	.66	.66	2.01
Year ended 12/31/2010	25.92	.54	2.21	2.75	(.55)	-	(.55)	28.12	10.78	1,558	.66	.66	2.07
Year ended 12/31/2009	20.93	.51	5.05	5.56	(.57)	-	(.57)	25.92	27.21	1,209	.68	.68	2.31
Year ended 12/31/2008	32.91	.62	(11.93)	(11.31)	(.67)	-	(.67)	20.93	(34.77)	1,009	.62	.60	2.23
Year ended 12/31/2007	33.48	.70	1.24	1.94	(.65)	(1.86)	(2.51)	32.91	5.87	1,642	.60	.58	2.01
Class F-2:
Year ended 12/31/2011	28.15	.63	(1.06)	(.43)	(.64)	-	(.64)	27.08	(1.54)	604	.40	.40	2.27
Year ended 12/31/2010	25.95	.61	2.21	2.82	(.62)	-	(.62)	28.15	11.07	669	.39	.39	2.34
Year ended 12/31/2009	20.96	.56	5.06	5.62	(.63)	-	(.63)	25.95	27.50	533	.42	.42	2.37
Period from 8/1/2008 to 12/31/2008(4)	28.53	.26	(7.47)	(7.21)	(.36)	-	(.36)	20.96	(25.39)	83	.17	.16	1.24
Class 529-A:
Year ended 12/31/2011	28.12	.55	(1.06)	(.51)	(.56)	-	(.56)	27.05	(1.84)	1,362	.70	.70	1.97
Year ended 12/31/2010	25.92	.53	2.22	2.75	(.55)	-	(.55)	28.12	10.77	1,362	.68	.68	2.05
Year ended 12/31/2009	20.93	.50	5.04	5.54	(.55)	-	(.55)	25.92	27.12	1,173	.73	.73	2.24
Year ended 12/31/2008	32.91	.60	(11.92)	(11.32)	(.66)	-	(.66)	20.93	(34.79)	898	.67	.65	2.19
Year ended 12/31/2007	33.48	.68	1.24	1.92	(.63)	(1.86)	(2.49)	32.91	5.83	1,311	.65	.63	1.95
Class 529-B:
Year ended 12/31/2011	28.06	.32	(1.05)	(.73)	(.33)	-	(.33)	27.00	(2.63)	111	1.50	1.50	1.16
Year ended 12/31/2010	25.86	.33	2.20	2.53	(.33)	-	(.33)	28.06	9.87	165	1.48	1.48	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.07	201	1.53	1.53	1.45
Year ended 12/31/2008	32.83	.38	(11.88)	(11.50)	(.44)	-	(.44)	20.89	(35.29)	169	1.47	1.45	1.38
Year ended 12/31/2007	33.40	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.83	4.99	261	1.46	1.43	1.15
Class 529-C:
Year ended 12/31/2011	28.06	.33	(1.06)	(.73)	(.34)	-	(.34)	26.99	(2.62)	336	1.49	1.49	1.18
Year ended 12/31/2010	25.86	.33	2.21	2.54	(.34)	-	(.34)	28.06	9.91	352	1.47	1.47	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.09	321	1.52	1.52	1.45
Year ended 12/31/2008	32.84	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.89	(35.31)	249	1.46	1.44	1.39
Year ended 12/31/2007	33.41	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.84	4.99	374	1.45	1.43	1.15
Class 529-E:
Year ended 12/31/2011	28.07	.47	(1.07)	(.60)	(.48)	-	(.48)	26.99	(2.15)	55	.97	.97	1.70
Year ended 12/31/2010	25.87	.46	2.21	2.67	(.47)	-	(.47)	28.07	10.46	57	.97	.97	1.76
Year ended 12/31/2009	20.89	.43	5.04	5.47	(.49)	-	(.49)	25.87	26.77	51	1.02	1.02	1.96
Year ended 12/31/2008	32.85	.52	(11.90)	(11.38)	(.58)	-	(.58)	20.89	(34.98)	38	.96	.94	1.90
Year ended 12/31/2007	33.42	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.85	5.52	56	.95	.92	1.66

Class 529-F-1:
Year ended 12/31/2011	$28.10	$.61	$(1.06)	$(.45)	$(.62)	$-	$(.62)	$27.03	(1.62)%	$31	.49%	.49%	2.19%
Year ended 12/31/2010	25.90	.59	2.21	2.80	(.60)	-	(.60)	28.10	11.00	28	.47	.47	2.26
Year ended 12/31/2009	20.92	.55	5.03	5.58	(.60)	-	(.60)	25.90	27.37	22	.52	.52	2.44
Year ended 12/31/2008	32.90	.66	(11.92)	(11.26)	(.72)	-	(.72)	20.92	(34.66)	15	.46	.44	2.40
Year ended 12/31/2007	33.47	.75	1.24	1.99	(.70)	(1.86)	(2.56)	32.90	6.05	19	.45	.42	2.15
Class R-1:
Year ended 12/31/2011	28.02	.35	(1.06)	(.71)	(.36)	-	(.36)	26.95	(2.55)	74	1.41	1.41	1.25
Year ended 12/31/2010	25.83	.35	2.20	2.55	(.36)	-	(.36)	28.02	9.96	78	1.41	1.41	1.32
Year ended 12/31/2009	20.87	.34	5.02	5.36	(.40)	-	(.40)	25.83	26.18	66	1.44	1.44	1.52
Year ended 12/31/2008	32.81	.40	(11.88)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	45	1.39	1.36	1.48
Year ended 12/31/2007	33.39	.42	1.23	1.65	(.37)	(1.86)	(2.23)	32.81	5.06	61	1.40	1.38	1.20
Class R-2:
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.36)	-	(.36)	26.98	(2.55)	577	1.41	1.41	1.25
Year ended 12/31/2010	25.85	.34	2.21	2.55	(.35)	-	(.35)	28.05	9.96	654	1.44	1.44	1.30
Year ended 12/31/2009	20.88	.32	5.03	5.35	(.38)	-	(.38)	25.85	26.08	621	1.52	1.52	1.45
Year ended 12/31/2008	32.83	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.88	(35.33)	468	1.48	1.46	1.37
Year ended 12/31/2007	33.40	.42	1.23	1.65	(.36)	(1.86)	(2.22)	32.83	5.04	694	1.44	1.39	1.19
Class R-3:
Year ended 12/31/2011	28.10	.47	(1.06)	(.59)	(.48)	-	(.48)	27.03	(2.11)	737	.97	.97	1.70
Year ended 12/31/2010	25.90	.46	2.21	2.67	(.47)	-	(.47)	28.10	10.45	827	.97	.97	1.77
Year ended 12/31/2009	20.92	.44	5.04	5.48	(.50)	-	(.50)	25.90	26.76	768	1.00	1.00	1.97
Year ended 12/31/2008	32.88	.53	(11.90)	(11.37)	(.59)	-	(.59)	20.92	(34.94)	568	.92	.90	1.91
Year ended 12/31/2007	33.45	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.88	5.52	1,032	.94	.92	1.66
Class R-4:
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	-	(.57)	27.04	(1.83)	660	.65	.65	2.02
Year ended 12/31/2010	25.91	.54	2.22	2.76	(.55)	-	(.55)	28.12	10.82	681	.65	.65	2.08
Year ended 12/31/2009	20.93	.50	5.05	5.55	(.57)	-	(.57)	25.91	27.16	624	.68	.68	2.21
Year ended 12/31/2008	32.90	.61	(11.91)	(11.30)	(.67)	-	(.67)	20.93	(34.78)	304	.65	.62	2.21
Year ended 12/31/2007	33.48	.68	1.23	1.91	(.63)	(1.86)	(2.49)	32.90	5.85	419	.65	.63	1.95
Class R-5:
Year ended 12/31/2011	28.15	.65	(1.07)	(.42)	(.65)	-	(.65)	27.08	(1.50)	761	.35	.35	2.31
Year ended 12/31/2010	25.94	.61	2.23	2.84	(.63)	-	(.63)	28.15	11.14	895	.35	.35	2.33
Year ended 12/31/2009	20.95	.58	5.04	5.62	(.63)	-	(.63)	25.94	27.57	2,123	.38	.38	2.62
Year ended 12/31/2008	32.95	.69	(11.94)	(11.25)	(.75)	-	(.75)	20.95	(34.60)	1,861	.35	.33	2.52
Year ended 12/31/2007	33.51	.79	1.25	2.04	(.74)	(1.86)	(2.60)	32.95	6.18	2,307	.35	.33	2.25
Class R-6:
Year ended 12/31/2011	28.15	.66	(1.06)	(.40)	(.67)	-	(.67)	27.08	(1.45)	2,456	.30	.30	2.37
Year ended 12/31/2010	25.95	.63	2.21	2.84	(.64)	-	(.64)	28.15	11.16	2,330	.30	.30	2.45
Period from 5/1/2009 to 12/31/2009(4)	20.70	.40	5.30	5.70	(.45)	-	(.45)	25.95	27.76	534	.33 (5)	.33 (5)	2.52 (5)

	Year ended December 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	28%	23%	28%	31%	22%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2009 were audited by other auditors whose report, dated February 8, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 9, 2012

Tax information
unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2011:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$5,091,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                                                     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2011, through December 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$945.68	$2.99	.61%
Class A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B -- actual return	1,000.00	941.79	6.75	1.38
Class B -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class C -- actual return	1,000.00	941.37	6.95	1.42
Class C -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 -- actual return	1,000.00	945.10	3.24	.66
Class F-1 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 -- actual return	1,000.00	946.74	1.96	.40
Class F-2 -- assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-A -- actual return	1,000.00	945.15	3.48	.71
Class 529-A -- assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B -- actual return	1,000.00	941.30	7.39	1.51
Class 529-B -- assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-C -- actual return	1,000.00	941.28	7.34	1.50
Class 529-C -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-E -- actual return	1,000.00	943.84	4.75	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	946.19	2.45	.50
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-1 -- actual return	1,000.00	941.61	6.95	1.42
Class R-1 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 -- actual return	1,000.00	941.58	6.95	1.42
Class R-2 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 -- actual return	1,000.00	943.83	4.75	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 -- actual return	1,000.00	945.43	3.19	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	946.96	1.72	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 -- actual return	1,000.00	947.20	1.47	.30
Class R-6 -- assumed 5% return	1,000.00	1,023.69	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Louise H. Bryson, 67	1999	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Mary Anne Dolan, 64	2000	Founder and President, MAD Ink (communications
Chairman of the Board		company)
(Independent and
Non-Executive)

James G. Ellis, 65	2008	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 65	2002	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones, 56	2010	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt, 70	2006	Retired

William H. Kling, 69	2010	President Emeritus, American Public Media

John C. Mazziotta, M.D.,	2011	Physician; Chair, Department of Neurology, University
Ph.D., 62		of California at Los Angeles; Associate Director,
		Semel Institute, UCLA; Director, Brain Mapping
		Center, UCLA

John G. McDonald, 74	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 67	1993	Director and Programming Chair, WYPR Baltimore/
		Washington (public radio station); Senior Adviser,
		Financial News (London); Senior Fellow, Institute for
		International Economics

Steven B. Sample, Ph.D., 71	2010	President Emeritus, University of Southern California

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Louise H. Bryson, 67	7	None

Mary Anne Dolan, 64	10	None
Chairman of the Board
(Independent and
Non-Executive)

James G. Ellis, 65	46	Quiksilver, Inc.

Leonard R. Fuller, 65	46	None

William D. Jones, 56	7	Sempra Energy

L. Daniel Jorndt, 70	4	None

William H. Kling, 69	10	None

John C. Mazziotta, M.D.,	4	None
Ph.D., 62

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Bailey Morris-Eck, 67	4	None

Steven B. Sample, Ph.D., 71	4	Intermec, Inc.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James B. Lovelace, 55	1994	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

Donald D. O’Neal, 51	1994	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

James B. Lovelace, 55	2	None
Vice Chairman of the Board

Donald D. O’Neal, 51	20	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 63	2007	Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Joyce E. Gordon, 55	1998	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

Christopher D. Buchbinder, 40	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		Capital Research Company6

Anne M. Llewellyn, 64	1984	Senior Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company

William L. Robbins, 43	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director and
		Co-President, Capital Research Company;6 Director,
		The Capital Group Companies, Inc.6

Paul F. Roye, 58	2008	Senior Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Jessica Chase Spaly, 35	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Vincent P. Corti, 55	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian D. Bullard, 42	2008	Senior Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company;
		former Chief Accountant — Division of Investment
		Management, United States Securities and Exchange
		Commission

Raymond F. Sullivan, Jr., 54	2008	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund are elected on an annual basis.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2011, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have generally been among the lowest in the industry.3

1 As of 12/31/11.
2 Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3 Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage Fund®
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-904-0212P

Litho in USA BBC/Q/8060-S28699

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$85,000
2011	$87,000

b) Audit-Related Fees:
2010	$19,000
2011	$19,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,092,000
2011	$911,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$15,000
2011	$43,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$4,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,560,000 for fiscal year 2010 and $1,608,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®
Investment portfolio

December 31, 2011

Common stocks — 91.59%	Shares	Value (000)

ENERGY — 12.90%
Apache Corp.	3,490,000	$316,124
Baker Hughes Inc.	3,935,000	191,398
BP PLC	104,834,340	749,730
BP PLC (ADR)	3,596,953	153,734
Canadian Natural Resources, Ltd.	3,490,000	130,693
Chevron Corp.	6,480,000	689,472
ConocoPhillips	15,734,140	1,146,547
Devon Energy Corp.	2,855,000	177,010
Diamond Offshore Drilling, Inc.	2,025,000	111,901
Eni SpA	2,698,000	55,905
EOG Resources, Inc.	4,152,200	409,033
Range Resources Corp.	245,000	15,175
Royal Dutch Shell PLC, Class A (ADR)	16,357,000	1,195,533
Royal Dutch Shell PLC, Class B	12,365,265	471,248
Royal Dutch Shell PLC, Class B (ADR)	2,975,498	226,168
Schlumberger Ltd.	12,724,999	869,245
TOTAL SA	3,000,000	153,369
		7,062,285

MATERIALS — 3.38%
ArcelorMittal	7,540,000	137,890
Barrick Gold Corp.	3,325,000	150,456
CRH PLC	5,219,351	103,759
Dow Chemical Co.	41,699,300	1,199,272
POSCO1	136,000	45,044
Praxair, Inc.	999,500	106,846
United States Steel Corp.	4,160,000	110,074
		1,853,341

INDUSTRIALS — 11.01%
3M Co.	3,664,265	299,480
CSX Corp.	30,688,000	646,289
Danaher Corp.	1,730,000	81,379
Deere & Co.	2,800,000	216,580
Emerson Electric Co.	2,130,000	99,237
General Dynamics Corp.	11,778,300	782,197
General Electric Co.	19,725,000	353,275
Illinois Tool Works Inc.	6,400,000	298,944
Lockheed Martin Corp.	2,790,820	225,777
Masco Corp.2	23,258,069	243,745
R.R. Donnelley & Sons Co.	8,935,000	128,932
Republic Services, Inc.	5,500,000	151,525
Siemens AG	1,650,000	157,900
Southwest Airlines Co.	13,000,000	111,280
Union Pacific Corp.	8,322,500	881,686
United Parcel Service, Inc., Class B	4,750,000	347,652
United Technologies Corp.	9,201,852	672,563
Waste Management, Inc.	10,100,700	330,394
		6,028,835

CONSUMER DISCRETIONARY — 11.43%
Amazon.com, Inc.3	2,210,000	382,551
Carnival Corp., units	3,600,000	117,504
Comcast Corp., Class A	28,838,400	683,759
Comcast Corp., Class A, special nonvoting shares	3,000,000	70,680
Daimler AG	1,418,475	62,272
DIRECTV, Class A3	6,000,000	256,560
General Motors Co.3	30,129,900	610,733
Harley-Davidson, Inc.	3,690,000	143,430
Home Depot, Inc.	25,550,000	1,074,122
Honda Motor Co., Ltd.	2,250,000	68,637
Johnson Controls, Inc.	9,330,000	291,656
Kohl’s Corp.	6,744,000	332,816
Lowe’s Companies, Inc.	1,750,000	44,415
McDonald’s Corp.	4,250,000	426,403
News Corp., Class A	31,880,000	568,739
NIKE, Inc., Class B	3,578,100	344,822
Staples, Inc.	3,682,300	51,147
Time Warner Cable Inc.	4,812,727	305,945
Time Warner Inc.	11,624,000	420,091
		6,256,282

CONSUMER STAPLES — 11.79%
Altria Group, Inc.	30,125,000	893,207
Avon Products, Inc.	10,832,000	189,235
Coca-Cola Co.	6,803,300	476,027
ConAgra Foods, Inc.	5,521,100	145,757
CVS/Caremark Corp.	11,000,000	448,580
General Mills, Inc.	3,920,000	158,407
H.J. Heinz Co.	2,750,000	148,610
Kellogg Co.	1,000,000	50,570
Kimberly-Clark Corp.	1,500,000	110,340
Kraft Foods Inc., Class A	18,374,168	686,459
Molson Coors Brewing Co., Class B	7,176,344	312,458
PepsiCo, Inc.	6,097,500	404,569
Philip Morris International Inc.	29,066,072	2,281,105
Reynolds American Inc.	1,333,332	55,227
Sara Lee Corp.	5,000,000	94,600
		6,455,151

HEALTH CARE — 6.90%
Abbott Laboratories	18,835,000	1,059,092
Amgen Inc.	9,445,000	606,464
Bayer AG	1,950,000	124,675
Boston Scientific Corp.3	14,830,000	79,192
Bristol-Myers Squibb Co.	4,071,400	143,476
Gilead Sciences, Inc.3	5,310,000	217,338
Johnson & Johnson	600,000	39,348
Medco Health Solutions, Inc.3	9,398,900	525,399
Medtronic, Inc.	4,847,500	185,417
Merck & Co., Inc.	16,070,000	605,839
Novartis AG	945,000	54,026
Novartis AG (ADR)	921,556	52,685
Pfizer Inc	4,025,000	87,101
		3,780,052

FINANCIALS — 6.91%
Aon Corp.	6,967,000	326,055
Bank of America Corp.	12,675,000	70,473
Bank of New York Mellon Corp.	6,565,431	130,718
Capital One Financial Corp.	6,500,000	274,885
Citigroup Inc.	27,290,000	718,000
Credit Suisse Group AG	4,606,605	108,238
Fifth Third Bancorp	2,255,000	28,683
Genworth Financial, Inc., Class A3	12,844,101	84,129
HSBC Holdings PLC (ADR)	1,529,416	58,271
HSBC Holdings PLC (United Kingdom)	4,869,240	37,133
JPMorgan Chase & Co.	29,795,000	990,684
Société Générale	2,632,877	58,628
State Street Corp.	4,999,100	201,514
Wells Fargo & Co.	25,340,000	698,370
		3,785,781

INFORMATION TECHNOLOGY — 16.19%
Accenture PLC, Class A	2,250,000	119,768
Apple Inc.3	2,845,000	1,152,225
Applied Materials, Inc.	7,764,000	83,152
Automatic Data Processing, Inc.	4,023,043	217,285
Cisco Systems, Inc.	4,643,000	83,945
Corning Inc.	20,392,061	264,689
Flextronics International Ltd.3	13,291,400	75,229
Hewlett-Packard Co.	14,750,000	379,960
Intel Corp.	24,254,700	588,177
International Business Machines Corp.	1,724,741	317,145
KLA-Tencor Corp.	6,276,900	302,860
Linear Technology Corp.	5,170,000	155,255
Maxim Integrated Products, Inc.	2,757,700	71,811
Microsoft Corp.	72,610,100	1,884,958
Nokia Corp.	73,600,000	359,309
Nokia Corp. (ADR)	5,652,400	27,245
Oracle Corp.	28,385,000	728,075
QUALCOMM Inc.	5,300,000	289,910
Samsung Electronics Co. Ltd.1	822,200	756,678
Texas Instruments Inc.	22,825,000	664,436
Xilinx, Inc.	5,254,500	168,459
Yahoo! Inc.3	10,700,820	172,604
		8,863,175

TELECOMMUNICATION SERVICES — 4.95%
AT&T Inc.	60,421,900	1,827,158
CenturyLink, Inc.	6,096,000	226,771
France Télécom SA	6,220,000	97,690
Verizon Communications Inc.	13,944,600	559,457
		2,711,076

UTILITIES — 3.27%
Dominion Resources, Inc.	9,403,824	499,155
Exelon Corp.	5,120,600	222,081
FirstEnergy Corp.	4,443,500	196,847
GDF SUEZ	19,095,324	521,962
NextEra Energy, Inc.	300,000	18,264
Public Service Enterprise Group Inc.	10,000,000	330,100
		1,788,409

MISCELLANEOUS — 2.86%
Other common stocks in initial period of acquisition		1,567,554

Total common stocks (cost: $41,818,170,000)		50,151,941

		Value
Warrants — 0.00%	Shares	(000)

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,3	3,071,428	$—

Total warrants (cost: $11,770,000)		—

	Shares or
Convertible securities — 0.63%	principal amount

MATERIALS — 0.10%
ArcelorMittal 5.00% convertible debenture 2014	$48,620,000	51,355

CONSUMER DISCRETIONARY — 0.53%
General Motors Co., Series B, 4.75% convertible preferred 2013	8,336,850	285,537
Johnson Controls, Inc. 11.50% convertible preferred 2012, units1	35,000	5,315
		290,852

Total convertible securities (cost: $453,941,000)		342,207

	Principal amount
Bonds & notes — 1.11%	(000)

ENERGY — 0.01%
Chevron Corp. 4.95% 2019	$5,000	5,913

MATERIALS — 0.01%
Dow Chemical Co. 4.125% 2021	500	514
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,780	5,165
		5,679

INDUSTRIALS — 0.07%
Burlington Northern Santa Fe LLC 5.75% 2018	5,000	5,848
CSX Corp. 6.25% 2015	5,000	5,718
Honeywell International Inc. 5.00% 2019	4,090	4,778
Norfolk Southern Corp. 5.75% 2018	2,500	2,950
Raytheon Co. 4.40% 2020	3,055	3,360
Union Pacific Corp. 6.125% 2020	5,000	6,130
United Technologies Corp. 4.50% 2020	5,475	6,179
Waste Management, Inc. 2.60% 2016	445	452
		35,415

CONSUMER DISCRETIONARY — 0.03%
Comcast Corp. 6.30% 2017	5,120	6,065
Kohl’s Corp. 6.25% 2017	3,500	4,177
News America Inc. 6.90% 2019	5,000	5,883
		16,125

CONSUMER STAPLES — 0.02%
British American Tobacco International Finance PLC 9.50% 20184	5,000	6,797
Kraft Foods Inc. 2.625% 2013	2,555	2,611
PepsiCo, Inc. 2.50% 2016	2,500	2,604
Tesco PLC 5.50% 20174	2,506	2,912
		14,924

HEALTH CARE — 0.04%
Boston Scientific Corp. 6.00% 2020	1,250	1,397
Cardinal Health, Inc. 5.80% 2016	2,905	3,333
Novartis Securities Investment Ltd. 5.125% 2019	2,500	2,942
Pfizer Inc 6.20% 2019	2,500	3,088
Roche Holdings Inc. 6.00% 20194	2,500	3,044
WellPoint, Inc. 7.00% 2019	4,200	5,073
		18,877

FINANCIALS — 0.31%
BAC Capital Trust VI 5.625% 2035	665	553
Bank of America Corp. 3.75% 2016	225	209
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative5	3,335	2,990
Bank of America Corp., Series L, 3.625% 2016	250	231
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)5	3,335	2,997
Boston Properties, Inc. 5.875% 2019	5,000	5,638
Citigroup Capital XXI 8.30% 20775	687	688
Citigroup Inc. 4.587% 2015	1,387	1,397
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)5	62,936	67,233
Northern Trust Corp. 4.625% 2014	2,650	2,852
Regions Bank 7.50% 2018	4,350	4,350
Regions Financial Corp. 6.375% 2012	23,540	23,834
Regions Financial Corp. 7.75% 2014	13,082	13,278
Simon Property Group, LP 4.20% 2015	2,600	2,759
SLM Corp., Series A, 5.125% 2012	1,000	1,005
Société Générale, junior subordinated 5.922% (undated)4,5	20,955	12,768
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)5	23,667	25,472
		168,254

INFORMATION TECHNOLOGY — 0.01%
Cisco Systems, Inc. 4.95% 2019	5,000	5,803

TELECOMMUNICATION SERVICES — 0.20%
AT&T Inc. 4.85% 2014	5,000	5,393
Sprint Nextel Corp. 11.50% 20214	101,775	101,012
Vodafone Group PLC 5.625% 2017	2,500	2,907
		109,312

MORTGAGE-BACKED OBLIGATIONS6 — 0.09%
Fannie Mae 3.50% 2025	4,936	5,168
Fannie Mae 4.00% 2041	14,399	15,227
Fannie Mae 4.50% 2041	9,989	10,772
Fannie Mae 5.00% 2041	9,801	10,764
Fannie Mae 6.00% 2038	398	439
Fannie Mae 6.00% 2038	4,246	4,697
Fannie Mae 6.00% 2038	4,449	4,893
		51,960

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 0.32%
Federal Home Loan Bank 3.625% 2013	50,000	52,907
Freddie Mac 2.125% 2012	10,000	10,145
Freddie Mac 5.00% 2014	10,000	11,127
U.S. Treasury 0.125% 20167	5,129	5,354
U.S. Treasury 0.625% 20217	5,023	5,380
U.S. Treasury 1.00% 2016	2,500	2,527
U.S. Treasury 1.25% 2014	10,000	10,208
U.S. Treasury 4.00% 2018	10,000	11,781
U.S. Treasury 4.125% 2015	10,000	11,222
U.S. Treasury 4.625% 2016	20,000	23,632
U.S. Treasury 8.00% 2021	20,000	31,266
		175,549

Total bonds & notes (cost: $568,382,000)		607,811

	Principal amount	Value
Short-term securities — 6.48%	(000)	(000)

Chariot Funding, LLC 0.18%–0.22% due 1/18–2/27/20124	$107,900	$107,888
Cisco Systems, Inc. 0.07% due 1/9/20124	3,100	3,100
Coca-Cola Co. 0.16%–0.19% due 1/17–2/3/20124	120,600	120,592
Fannie Mae 0.07%–0.23% due 1/3–11/19/2012	1,019,853	1,019,273
Federal Farm Credit Banks 0.07%–0.18% due 2/15–9/27/2012	488,600	488,454
Federal Home Loan Bank 0.11%–0.20% due 2/8–12/5/2012	489,912	489,676
Freddie Mac 0.03%–0.18% due 1/23–8/20/2012	711,513	711,295
General Electric Capital Services, Inc. 0.04% due 1/12/2012	1,400	1,400
Johnson & Johnson 0.11% due 5/1/20124	13,931	13,925
Jupiter Securitization Co., LLC 0.19% due 1/19/20124	35,500	35,496
McDonald’s Corp. 0.18% due 1/9/20124	15,000	14,998
Merck & Co. Inc. 0.06% due 1/27–2/6/20124	92,000	91,995
Pfizer Inc 0.04% due 1/12–1/23/20124	48,600	48,599
Private Export Funding Corp. 0.10%–0.11% due 1/24–1/30/20124	29,000	28,996
Procter & Gamble Co. 0.09%–0.17% due 1/4–2/22/20124	125,000	124,995
Procter & Gamble International Funding S.C.A. 0.06% due 1/5/20124	25,000	25,000
Straight-A Funding LLC 0.16%–0.19% due 1/17–2/24/20124	130,000	129,993
U.S. Treasury Bills 0.046%–0.221% due 1/12–5/10/2012	54,500	54,498
Variable Funding Capital Corp. 0.25% due 1/17/20124	40,000	39,995

Total short-term securities (cost: $3,549,407,000)		3,550,168

Total investment securities (cost: $46,401,670,000)		54,652,127
Other assets less liabilities		103,867

Net assets		$54,755,994

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $807,037,000, which represented 1.47% of the net assets of the fund. This amount includes $801,722,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Security did not produce income during the last 12 months.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $912,105,000, which represented 1.67% of the net assets of the fund.
5Coupon rate may change periodically.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-904-0212O-S29434

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The Investment Company of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the “Fund”) as of December 31, 2011, and for the year then ended and have issued our report thereon dated February 9, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 9, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 29, 2012

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 29, 2012